                                                                    Exhibit 10.2
   ORDER FOR SUPPLIES OR SERVICES

                                                          PAGE          OF PAGES
                                                            1               6
IMPORTANT:  Mark all packages and papers with contract and/or  order numbers

1.    DATE OF ORDER
      7/31/03

2.    CONTRACT NO. IF ANY
      DTSA20-03-C-01900

3.    DATE REQUESTED
      4/01/03

4.    REQUESITION/REFERENCE NO.
       TSA-03-015-245 and
        TSA-03-015-269

5.    ISSUING OFFICE Address Correspondence to
      TSA/HDO

6.    SHIP TO:

      a.    NAME OF CONSIGNEE
            ED OCKER


      b.    STREET ADDRESS
            590 HERNDON PKWY

      c.    CITY
            HERNDON

      d.    STATE
            VA

      e.    ZIP CODE
            20170

      f.    SHIP VIA
            FOB ORIGIN

7.    TO:

      a.    NAME OF CONTRACTOR
            INVISION TECHNOLOGIES


      b.    COMPANY NAME
            INVISION TECHNOLOGIES

      c.    STREET ADDRESS
            7157 GATEWAY BLVD

      d.    CITY
            NEWARK

      e.    STATE
            CA

      f.    ZIP CODE
            94560

8.    TYPE OF ORDER

      [ ]   a.  PURCHASE

            REFERENCE YOUR: ________________________

            Please furnish the following on the terms and conditions

            specified both sides of the sheet, if any, including delivery as indicated.

      [x]   b.  DELIVERY

            Except for billing instructions on the reverse, this delivery order is subject to instructions contained on this side only of this form and is issued subject to the terms and conditions of the above numbered contract.

9.    ACCOUNTING AND APPROPRIATION DATA

      SEE BLOCK 17

10.   REQUISITION OFFICE
      TRANSPORTATION SECURITY ADMINISTRATION

11.  BUSINESS CLASSIFICATION (Check appropriate boxes))

     [ ] a.    SMALL

     [ ] b.    OTHER THAN SMALL

     [ ] c.    DISADVANTAGED

     [ ] d.    WOMEN-OWNED


12.   F.O.B. POINT
      ORIGIN



13.   PLACE OF

      a.  INSPECTION
          CA

      b.  ACCEPTANCE
          CA

14.   GOVERNMENT B/L NO.


15.   DELIVER TO F.O.B. POINT ON OR BEFORE  (Date)

      12/31/2004

16.   DISCOUNT TERMS

      NET 30

                   17. SCHEDULE (See reverse for Rejections)

                                                                 QUANTITY                 UNIT PRICE         AMOUNT
    ITEM NO.           SUPPLIES OR SERVICES                       ORDERED      UNIT      (IN DOLLARS)     (IN DOLLARS)     QUANTITY
       (a)                     (b)                                 (c)         (d)          (e)               (f)          ACCEPTED
                  SEE ATTACHED DELIVERY ORDER
                  DTSA20-03-F-19001



                  ACCOUNTING CODE:  PR#03-015-245
                  05X0508200-2003-102FDEPA13-2F40000000-31673
                  [***]


                  ACCOUNTING CODE:  PR#03-015-269
                  05X0508200-2003-102FDEPA14-2F40000000-25305
                  [***]


SEE BILLING       18.  SHIPPING POINT        19.  GROSS SHIPPING WEIGHT     20.  INVOICE NO.
INSTRUCTIONS ON
REVERSE

                                                21. MAIL INVOICE TO:
                  a.  NAME
                  Terri King, Accounts Payable, AMZ-110                                                   $54,800,000.00    17(H)
                                                                                                                            Total
                                                                                                                            (Cont.
                                                                                                                             pages)
                  b.  STREET ADDRESS (or PO Box)
                                                                                                          $54,800,000.00    17(I)
                                                                                                                            GRAND
                                                                                                                            TOTAL
                  6500 S. MacArthur Blvd #370

                  c.  CITY                                                  d.  STATE       e.  ZIP CODE
                  Oklahoma City                                                   OK            73169

22.  UNITED STATES OF                                                                      23.  NAME (Typed)
AMERICA BY (Signature)                                                                              JOHN J. HANDRAHAN
                                              /s/  John J. Handrahan                       TITLE    CONTRACTING/ORDERING OFFICER

* Confidential treatment requested.

                                                Delivery Order DTSA20-03-F-19001
                                                      Contract DTSA20-03-C-01900


                               DELIVERY ORDER DO#1
                         Contract No. DTSA20-03-C-01900

The purpose of this Delivery Order is to order [***] Integrated Explosives Detection Systems (EDS), and engineering services to support the integration of CTX-9000 and CTX-5500 in accordance with Contract number DTFA01-03-C-01900. Items authorized under this Delivery Order are prescribed herein.

1.    Section B

The Contractor shall provide the following supplies and services in accordance with the terms and conditions of this letter contract. The following line item(s) will be ordered in accordance with the contract amounts set forth below.

CLIN                    TITLE                                QUANTITY              UNIT PRICE                TOTAL
----                    -----                                --------              ----------                -----
0002                    High Speed Integrated EDS Unit        [***]                  [***]                   [***]
                        (CTX-9000DSi)                         [***]                  [***]                   [***]
0006A              -    Multiplex Network

0006C                   PTRI workstation                      [***]                  [***]                   [***]
0006E                   Network Printer                       [***]                  [***]                   [***]

                        TOTAL ORDERED                                                                        [***]

                               TIME AND MATERIALS

  CLIN                               LABOR CATEGORY           HOURS                 COST/HOUR                    TOTAL
                                                              (NTE)
  3000                           Field Service Engineer       [***]                   [***]                      [***]
                                    Project Manager           [***]                   [***]                      [***]
                                    System Engineer           [***]                   [***]                      [***]
                                   (Test) technician          [***]                   [***]                      [***]

                                    Travel/Per Diem           [***]                   [***]                      [***]
                                        Shipping              [***]                   [***]                      [***]
                                  Estimated Materials         [***]                   [***]                      [***]
                                   Other Direct Costs         [***]                   [***]                      [***]

                                TOTAL TIME AND MATERIALS                                                          [***]
                                        ORDERED

2. Funding: Funding in the amount of $54,800,000.00 is hereby authorized under this Delivery Order, under the provisions set forth below:

      3.2.4-22 Limitation of Government Liability (April 1996)

            (a) In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $54,800,000.00.

            (b) The maximum amount for which the Government shall be liable if this contract is terminated is $54,800,000.00. Expenditures above the maximum amount are not authorized, and are at In Vision's own risk.

                                 (End of clause)

* Confidential treatment requested.

                                                Delivery Order DTSA20-03-F-19001
                                                      Contract DTSA20-03-C-01900


3.Section C

The Contractor shall deliver the supplies and services associated with the above CLINs in accordance with the Statement of Work in Contract DTSA20-03-C-01900.

      Services:


      The contractor shall supply the manpower and materials necessary to provide engineering and technical support on an as-needed basis. Descriptions of this support include, but are not limited to, the following:

      1) Site-specific engineering services to support the integration of the CTX-9000 and CTX-5500. This support will allow the contractor to respond to site-specific, non-standard deployment requirements beyond what is covered with typical installation. An example of this support would include the manpower and hardware associated with the installation of remote console locations for the CTX 5500s.

      2) Engineering support for the implementation of multiplexing of the CTX 9000 units.

      3) Support for redeployment of EDS equipment, where not covered by the system integrator. This may include both the disassembly and reassembly of redeployed units.

      4) Technical support for TSA training to include upon request review of TSA training curriculum pertaining to CTX equipment, and auditing of TSA-provided training classes.


      5)    Refurbishment of out-of-warranty CTX units.

      6)    Maintenance of out-of-warranty CTX simulators

4.    Section F

The CLINS are to be delivered to the following locations (TBD locations will be supplied upon completion of FAA site surveys.

                                                                        DATE OF        PLACE OF          PLACE OF
ITEM NO.                  SUPPLY/SERVICE                       QTY      DELIVERY       DELIVERY         ACCEPTANCE
--------                  --------------                       ---      --------       --------         ----------

0002                  High Speed Integrated EDS Unit           [***]     [***]                          FOB ORIGIN
                      (CTX-9000Dsi)

0002                  High Speed Integrated EDS Unit           [***]     [***]                          FOB ORIGIN
                      (CTX-9000Dsi)

0002                  High Speed Integrated EDS Unit           [***]     [***]                          FOB ORIGIN
                      (CTX-9000Dsi)

0002                  High Speed Integrated EDS Unit           [***]     [***]                          FOB ORIGIN
                      (CTX-9000Dsi)

b.   Period of Performance

The Period of Performance for this order is from the date of award through December 31, 2004.

*Confidential treatment requested.

                                                Delivery Order DTSA20-03-F-19001
                                                      Contract DTSA20-03-C-01900


5.    Section G

a)    The following administration data applies to this order:

Contracting Officer

      Transportation Security Administration
      Jack Handrahan
      590 Herndon Parkway, Suite 120
      Herndon, VA  20170-5232
      Telephone (703) 796-7125
      Fax (703) 707-5675

Contracting Officer's Technical Representative (COTR)

      Transportation Security Administration
      Ed Ocker
      590 Herndon Parkway, Suite 120
      Herndon, VA 20170-5232
      Telephone (703) 796-7104
      Fax (703) 707-5675


b. This Delivery Order is funded in the amount of $54,800,000. This amount is considered the contract ceiling. Unless modified by the Contracting Officer in writing, the Contractor may not exceed this ceiling except at its own risk.

c. The Contractor shall submit to the Contracting Officer the serial numbers/ID numbers for each system delivered under this Delivery Order, at least one week. prior to, but no later than, delivery of the system.



6.    Section H - Special Terms and Conditions

The following terms apply to this Delivery Order, number DTFA01-03-01900 only.

(1) In the event the Contractor fails to meet the delivery schedule as provided herein, such failure will be considered in accordance with the Termination for Default clause (AMS 3.10.6-4(1996)).

(2) The Contractor shall execute and perform all terms and conditions of the License Agreement contained in the Letter Contract under which this Delivery Order is executed. Failure to adhere to the licensing agreement may result in the Government terminating the contract for default pursuant to the Termination for Default clause (AMS 3.10.6-4(1996)).



(3)   Payment Terms:

For CLIN 0002 Production Units.

50% of the CLIN price upon order for long lead items.

40% of the CLIN price at satisfactory completion of Factory Acceptance Test. Satisfactory completion includes a signed form FAA-256, Inspection Report of Material and/or Services.

                                                Delivery Order DTSA20-03-F-19001
                                                      Contract DTSA20-03-C-01900


10% of the CLIN price at satisfactory completion of Site Acceptance Test of the unit in its integrated system. Satisfactory completion includes a signed form FAA-256, Inspection Report of Material and/or Services.

7.    Defense Priority and Allocation Requirement

The Contractor shall follow all the requirements of the Defense Priorities and Allocations System regulation (15 Code of Federal Regulations Part 700).

                              END OF DELIVERY ORDER